Exhibit 77Q1 E
INVESTMENT ADVISORY AGREEMENT
September 12 2001 as Amended and Restated February 21 2005 and December 1 2006 Credit Suisse Asset Management LLC
466 Lexington Avenue
New York New York 10017 3140
Dear Sirs
Credit Suisse Trust (the Trust) a business trust organized under the laws of The Commonwealth of Massachusetts is an openend
management investment company that currently offers nine
portfolios one of which is the Small Cap Core II Portfolio
(formerly Small Cap Value Portfolio) (the Portfolio).  The Trust
on behalf of the Portfolio herewith confirms its agreement with
Credit Suisse Asset Management LLC (the Adviser) as follows
1.	Investment Description Appointment
The Trust desires to employ the capital of the Portfolio by
investing and reinvesting in investments of the kind and in
accordance with the limitations specified in its Declaration of
Trust as may be amended from time to time and in the Trusts
Prospectus and Statement of Additional Information relating to the Portfolio as from time to time in effect (the Prospectus and
SAI respectively) and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the
Trust.  Copies of the Trusts Prospectus and SAI relating to the
Portfolio have been or will be submitted to the Adviser.  The
Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Portfolio.  The Adviser accepts the appointment and agrees to furnish the services for the
compensation set forth below.
2.	Services as Investment Adviser
Subject to the supervision and direction of the Board of Trustees of the Trust the Adviser will (a) act in strict conformity with the Trusts Agreement and Declaration of Trust the Investment
Company Act of 1940 (the 1940 Act) and the Investment Advisers
Act of 1940 as the same may from time to time be amended (b)
manage the Portfolios assets in accordance with the Portfolios investment objective and policies as stated in the Trusts
Prospectus and SAI relating to the Portfolio (c) make investment decisions for the Portfolio (d) place purchase and sale orders for securities on behalf of the Portfolio (e) exercise voting rights in respect of portfolio securities and other investments for the Portfolio and (f) monitor and evaluate the services
provided by the Portfolios investment sub adviser(s) if any
under the terms of the applicable investment subadvisory
agreement(s).  In providing those services the Adviser will
provide investment research and supervision of the Portfolios investments and conduct a continual program of investment
evaluation and if appropriate sale and reinvestment of the
Portfolios assets.  In addition the Adviser will furnish the
Trust with whatever statistical information the Trust may
reasonably request with respect to the securities that the
Portfolio may hold or contemplate purchasing.
Subject to the approval of the Board of Trustees of the Trust and where required the Portfolios shareholders the Adviser
may engage an investment sub adviser or sub advisers to provide advisory services in respect of the Portfolio and may delegate to such investment sub adviser(s) the responsibilities described in subparagraphs (b) (c) (d) and (e) above.  In the event that an investment sub advisers engagement has been terminated the
Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub adviser(s)
under the applicable investment subadvisory agreements or
arranging for a successor investment sub adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trusts Board of Trustees and subject to the requirements of the 1940 Act.
3.	Brokerage
In executing transactions for the Portfolio selecting brokers or dealers and negotiating any brokerage commission rates the
Adviser will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any portfolio transaction the Adviser will consider all factors it deems relevant including but not limited to breadth of the market in the security the price of the security the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities
Exchange Act of 1934 as the same may from time to time be amended)
provided to the Portfolio and/or other accounts over which the
Adviser or an affiliate exercises investment discretion.
4.	Information Provided to the Trust
The Adviser will keep the Trust informed of developments materially affecting the Portfolio and will on its own initiative furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.
5.	Standard of Care
The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 3 and 4 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or the Portfolio or to shareholders of the
Trust or the Portfolio to which the Adviser would otherwise be subject by reason of willful misfeasance bad faith or gross
negligence on its part in the performance of its duties or by reason of the advisers reckless disregard of its obligations and duties under this Agreement.
6.	Compensation
In consideration of the services rendered pursuant to this Agreement the Portfolio will pay the Adviser an annual fee calculated at an annual rate of the lower of (A) 0.70% of the Portfolios average daily net assets or (B) 0.875% of the Portfolios average daily net assets for the first $100 million 0.75% of the Portfolios average daily net assets for the next $100 million and 0.50% of the
Portfolios average daily net assets above $200 million.  The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period.  Upon any termination of this
Agreement before the end of a year the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser the value of the Portfolios net assets shall be computed at the times and in the manner specified in the Trusts
Prospectus or SAI relating to the Portfolio.
7.	Expenses
The Adviser will bear all expenses in connection with the performance of its services under this Agreement including the fees payable to any investment sub adviser engaged pursuant to paragraph 2 of this
Agreement.  The Portfolio will bear its proportionate share of certain other expenses to be incurred in its operation including investment advisory and administration fees taxes interest
brokerage fees and commissions if any fees of Trustees of the
Trust who are not officers Trustees or employees of the Adviser any sub adviser or any of their affiliates fees of any pricing service employed to value shares of the Portfolio Securities and
Exchange Commission fees and state blue sky qualification fees charges of custodians and transfer and dividend disbursing agents the Portfolios proportionate share of insurance premiums outside auditing and legal expenses costs of maintenance of the Portfolios existence costs attributable to investor services including
without limitation telephone and personnel expenses costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders costs of shareholders reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust and any extraordinary expenses.
The Trust will be responsible for nonrecurring expenses which may arise including costs of litigation to which the Portfolio is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the
Trustees.
8.	Services to Other Companies or Accounts
The Trust understands that the Adviser now acts will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies and the Trust has no objection to the Adviser so acting provided that whenever the
Portfolio and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment investments suitable and appropriate for each will be allocated in accordance with a formula believed to be
equitable to each entity.  The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.  In addition the Trust understands that the persons employed by the Adviser to assist in the
performance of the advisers duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any
affiliate of the Adviser to engage in and devote time and
attention to other businesses or to render services of whatever kind or nature provided that doing so does not adversely affect the ability of the adviser to perform its services under this
Agreement.
9.	Term of Agreement
This Agreement shall continue for an initial twoyear period
commencing on the date first written above and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by
(a) the Board of Trustees of the Trust or (b) a vote of a majority
(as defined in the 1940 Act) of the Portfolios outstanding voting securities provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not
interested persons (as defined in said Act) of any party to this
Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable without penalty on 60 days written notice by the Board of
Trustees of the Trust or by vote of holders of a majority of the
Portfolios shares or upon 90 days written notice by the Adviser.
This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).
10.	Representation by the Trust
The Trust represents that a copy of its Agreement and Declaration of Trust dated March 15 1995 together with all amendments
thereto is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.
11.	Limitation of Liability
It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its
officers individually and the obligations of the Trust hereunder shall not be binding upon any of the Trustees shareholders
nominees officers agents or employees of the Trust individually but bind only the assets and property of the Portfolio as provided i
n the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Portfolio and signed by an authorized officer of the Trust acting as such and neither such authorization by such
Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Portfolio as provided in its
Declaration of Trust.
12.	Miscellaneous
The Trust recognizes that Trustees officers and employees of the
Adviser may from time to time serve as directors trustees officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name CS or Credit Suisse as part of their names and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts.  If the Adviser ceases to act as the investment adviser of the Portfolio the Trust agrees that at the advisers request the Trusts license to use the words CS or Credit Suisse will terminate and that the Trust will take all necessary action to change the name of the Trust and the Portfolio to names not including the words CS or Credit Suisse.
Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated whereupon it shall become a binding agreement between us.
Very truly yours
CREDIT SUISSE TRUST
ON BEHALF OF THE
SMALL CAP CORE II PORTFOLIO
By:	 /s/J. Kevin Gao
Name:  J. Kevin Gao
Title:  Vice President and Secretary
Accepted:
CREDIT SUISSE ASSET MANAGEMENT LLC
By: /s/Steven B. Plump
Name:  Steven B. Plump
Title:  Managing Director

Exhibit 77Q1 E
INVESTMENT ADVISORY AGREEMENT


October 1 2006



Credit Suisse Asset Management LLC
466 Lexington Avenue
New York New York 100173147

Dear Sirs:

Credit Suisse Trust on behalf of the Emerging Markets Portfolio (the Trust) a business trust organized under the laws of the Commonwealth of Massachusetts herewith confirms its agreement with Credit Suisse Asset Management LLC (the Adviser) as follows:

1.	Investment Description Appointment

The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust as may be amended from time to time and in the Trusts Prospectus
(es) and Statement(s) of Additional Information as from time to time in effect (the Prospectusand SAIrespectively) and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trusts Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust the Adviser will (a) act in strict conformity with the Trusts Agreement and Declaration of Trust the Investment
Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 as the same may from time to time be amended (b) manage the Trusts assets in accordance with the Trusts investment objective and policies as stated in the Trusts Prospectus and SAI (c) make investment decisions for the Trust (d) place purchase and sale orders for securities on behalf of the Trust (e) exercise voting rights in respect of portfolio securities and other investments for the Trust and (f) monitor and evaluate the services provided by the Trusts investment subadviser(s) if any under the terms of the applicable investment subadvisory agreement(s). In providing those services the Adviser will provide investment research and supervision of the Trusts investments and conduct a continual program of investment evaluation and if appropriate sale and reinvestment of the Trusts assets. In addition the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

Subject to the approval of the Board of Trustees of the Trust and where required the Trusts shareholders the Adviser may engage an investment subadviser or subadvisers to provide advisory services in respect of the Trust and may delegate to such investment subadviser(s) the responsibilities described in subparagraphs (b)
(c) (d) and (e) above. In the event that an investment subadvisers engagement has been terminated the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment subadviser(s) under the applicable investment subadvisory agreements or arranging for a successor investment subadviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trusts Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Trust selecting brokers or dealers and negotiating any brokerage commission rates the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction the Adviser will consider all factors it deems relevant including but not limited to breadth of the market in the security the price of the security the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust and will on its own initiative furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisers reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement the Trust will pay the Adviser a monthly fee of 1/12 of 1.20% of the average daily closing net asset value of the Portfolio (the Base Fee) adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect the base fee shall be prorated according to the proportion which such period bears to the full month. For the purpose of determining fees payable to the Adviser the value of the Trusts net assets shall be computed at the times and in the manner specified in the Trusts Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation including: investment advisory and administration fees taxes interest brokerage fees and commissions if any fees of Trustees of the Trust who are not officers directors or employees of the Adviser any subadviser or any of their affiliates fees of any pricing service employed to value shares of the Trust Securities and Exchange Commission fees and state blue sky qualification fees charges of custodians and transfer and dividend disbursing agents the Trusts proportionate share of insurance premiums outside auditing and legal expenses costs of maintenance of the Trusts existence costs attributable to investor services including without limitation telephone and personnel expenses costs of preparing and .printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders costs of shareholders reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies and the Trust has no objection to the Adviser so acting provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition the Trust understands that the persons employed by the Adviser to assist in the performance of the Advisers duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial twoyear period commencing on the date first written above and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a majority(as defined in the 1940 Act) of the Trusts outstanding voting securities provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not interested persons(as defined in said Act) of any party to this Agreement by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty on 60 days written notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Trusts shares or upon 90 days written notice by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust dated March 15 1995 together with all amendments thereto is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually and the obligations of the Trust hereunder shall not be binding upon any of the Trustees shareholders nominees officers agents or employees of the Trust individually but bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust acting as such and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that directors officers and employees of the Adviser may from time to time serve as directors trustees officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name CSor Credit Suisse(or any combination thereof) or as part of their names and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trusts shares the Trust agrees that at the Advisers request the Trusts license to use the words CSor Credit Suisse(or any combination thereof) will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words CSor Credit Suisse(or any combination thereof).

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated whereupon it shall become a binding agreement between us.

Very truly yours

CREDIT SUISSE TRUST
ON BEHALF OF THE
EMERGING MARKETS PORTFOLIO

By:   /s/Steven B. Plump
Name: Steven B. Plump
Title: Chief Executive Officer and President



Accepted:

CREDIT SUISSE ASSET MANAGEMENT LLC

By:      /s/Steven B. Plump
Name: Steven Plump
Title: Managing Director



SCHEDULE A
PERFORMANCE ADJUSTMENT

Beginning with the Base Fee payable for ______ 2006 and in month
13 from the date of this agreement the Base Fee shall be adjusted monthly based upon the investment performance of the Fund in relation to the cumulative investment record of the Funds benchmark the MSCI Emerging Markets Free Index (the Index) over the Performance Period(such adjustment being referred to herein as the Performance Adjustment). The Performance Periodis defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated and (b) the 36month period preceding the end of the month for which the fee is being calculated.

The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund. If there is less than a 1.00% difference (plus or minus) between the investment performance of the Fund and the investment record of the Index the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Fund and the investment record of the Index is 1.00% or greater during any Performance Period the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.10% for every full 1.00% increment by which the Fund outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.20%. The Performance Adjustment is applied against the Funds average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the Performance Adjustment net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund or any class thereof shall be determined in the manner set forth in the Trusts
Declaration of Trust Bylaws and registration statement each as may be amended from time to time.

The investment performance of the Fund will be the sum of:

(1) 	the change in the Funds net asset value (NAV) per share
during the Performance Period plus

(2)	the value of the Funds cash distributions per share
accumulated to the end of the Performance Period plus

(3)	 the value of capital gains taxes per share paid or
payable on undistributed realized longterm capital gains accumulated to the end of the Performance Period expressed as a percentage of the Funds NAV per share at the beginning of the Performance Period. For this purpose the value of distributions per share of realized capital gains of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized longterm capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes after giving effect to such distributions dividends and taxes.

The investment record of the Index will be the sum of:

(1)	the change in the level of the Index during the
Performance Period
plus

(2)	the value computed consistently with the Index of cash
distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

If consistent with the Trusts Agreement and Declaration of Trust and Bylaws as amended the Trustees should subsequently decide to divide shares of the Fund into two or more separate classes the oldest class of shares will be used for purposes of determining the Performance Adjustment. From time to time subject to compliance with applicable law the Trustees may by vote of the Trustees of the Trust voting in person including a majority of the Trustees who are not parties to this Agreement or interested persons(as defined in the 1940 Act) of any such parties determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares (Successor Class) is substituted for the existing class in calculating the Performance Adjustment the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.



Exhibit 77Q1 E

AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
July 6 1999 as amended and restated May 3 2004 and December 1 2006




Credit Suisse Asset Management LLC
466 Lexington Avenue
New York New York 100173147

Dear Sirs:

Credit Suisse Trust on behalf of the Large Cap Value Portfolio (the Trust) a business trust organized under the laws of the Commonwealth of Massachusetts herewith confirms its agreement with Credit Suisse Asset Management LLC (the Adviser) as follows

1.	Investment Description Appointment

The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust as may be amended from time to time and in the Trusts Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the Prospectus and SAI respectively) and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trusts Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust the Adviser will (a) act in strict conformity with the Trusts Agreement and Declaration of Trust the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 as the same may from time to time be amended (b) manage the Trusts assets in accordance with the Trusts investment objective and policies as stated in the Trusts Prospectus and SAI (c) make investment decisions for the Trust (d) place purchase and sale orders for securities on behalf of the Trust (e) exercise voting rights in respect of portfolio securities and other investments for the Trust and (f) monitor and evaluate the services provided by the Trusts investment subadviser(s) if any under the terms of the applicable investment subadvisory agreement(s). In providing those services the Adviser will provide investment research and supervision of the Trusts investments and conduct a continual program of investment evaluation and if appropriate sale and reinvestment of the Trusts assets. In addition the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

	Subject to the approval of the Board of Trustees of the Trust and where required the Trusts shareholders the Adviser may engage an investment subadviser or subadvisers to provide advisory services in respect of the Trust and may delegate to such investment subadviser(s) the responsibilities described in subparagraphs (b) (c) (d) and (e) above. In the event that an investment subadvisers engagement has been terminated the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment subadviser(s) under the applicable investment subadvisory agreements or arranging for a successor investment subadviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trusts Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Trust selecting brokers or dealers and negotiating any brokerage commission rates the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction the Adviser will consider all factors it deems relevant including but not limited to breadth of the market in the security the price of the security the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust and will on its own initiative furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 3 and 4 above. The
Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisers reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement the Trust will pay the Adviser an annual fee calculated at an annual rate of 0.50% of the Portfolios average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser the value of the Trusts net assets shall be computed at the times and in the manner specified in the Trusts Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation including: investment advisory and administration fees taxes interest brokerage fees and commissions if any fees of Trustees of the Trust who are not officers directors or employees of the Adviser any subadviser or any of their affiliates fees of any pricing service employed to value shares of the Trust Securities and Exchange Commission fees and state blue sky qualification fees charges of custodians and transfer and dividend disbursing agents the Trusts proportionate share of insurance premiums outside auditing and legal expenses costs of maintenance of the Trusts existence costs attributable to investor services including without limitation telephone and personnel expenses costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders costs of shareholders reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies and the Trust has no objection to the Adviser so acting provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition the Trust understands that the persons employed by the Adviser to assist in the performance of the Advisers duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial twoyear period commencing on the date first written above and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a majority (as defined in the 1940 Act) of the Trusts outstanding voting securities provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not interested persons (as defined in said Act) of any party to this Agreement by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty on 60 days written notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Trusts shares or upon 90 days written notice by the Adviser.
This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust dated March 15 1995 together with all amendments thereto is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually and the obligations of the Trust hereunder shall not be binding upon any of the Trustees shareholders nominees officers agents or employees of the Trust individually but bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust acting as such and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that directors officers and employees of the Adviser may from time to time serve as directors trustees officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name CS or Credit Suisse (or any combination thereof or as part of their names and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trusts shares the Trust agrees that at the Advisers request the Trusts license to use the words CS or Credit Suisse or any combination thereof) will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words CS or Credit Suisse (or any combination thereof).

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated whereupon it shall become a binding agreement between us.

Very truly yours

CREDIT SUISSE TRUST
ON BEHALF OF THE
LARGE CAP VALUE PORTFOLIO


By: /s/J. Kevin Gao
Name: J. Kevin Gao
Title: Vice President and Secretary


Accepted:

CREDIT SUISSE ASSET MANAGEMENT LLC

By:      /s/Steven B. Plump
Name: Steven Plump
Title: Managing Director



Exhibit 77Q1 E
AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
July 6 1999 as amended and restated May 3 2004 and December 1 2006




Credit Suisse Asset Management LLC
466 Lexington Avenue
New York New York 100173147

Dear Sirs:

Credit Suisse Trust on behalf of the Small Cap Core I Portfolio
(formerly Small Cap Growth Portfolio) (the Trust) a business trust organized under the laws of the Commonwealth of Massachusetts herewith confirms its agreement with Credit Suisse Asset Management LLC (the Adviser) as follows:

1.	Investment Description Appointment

The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust as may be amended from time to time and in the Trusts Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the Prospectus and SAI respectively) and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trusts Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust the Adviser will (a) act in strict conformity with the Trusts Agreement and Declaration of Trust the Investment Company
Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 as the same may from time to time be amended (b) manage the Trusts assets in accordance with the Trusts investment objective and policies as stated in the Trusts Prospectus and SAI (c) make investment decisions for the Trust (d) place purchase and sale orders for securities on behalf of the Trust (e) exercise voting rights in respect of portfolio securities and other investments for the Trust and (f) monitor and evaluate the services provided by the Trusts investment subadviser(s) if any under the terms of the applicable investment subadvisory agreement(s). In providing those services the Adviser will provide investment research and supervision of the Trusts investments and conduct a continual program of investment evaluation and if appropriate sale and reinvestment of the Trusts assets. In addition the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

	Subject to the approval of the Board of Trustees of the Trust and where required the Trusts shareholders the Adviser may engage an investment subadviser or subadvisers to provide advisory services in respect of the Trust and may delegate to such investment subadviser(s) the responsibilities described in subparagraphs (b) (c) (d) and (e) above. In the event that an investment subadvisers engagement has been terminated the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment subadviser(s) under the applicable investment subadvisory agreements or arranging for a successor investment subadviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trusts
 Board of Trustees and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for the Trust selecting brokers or dealers and negotiating any brokerage commission rates the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction the Adviser will consider all factors it deems relevant including but not limited to breadth of the market in the security the price of the security the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust and will on its own initiative furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisers reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement the Trust will pay the Adviser an annual fee calculated at an annual rate of
 0.70% of the Portfolios average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser the value of the Trusts net assets shall be computed at the times and in the manner specified in the Trusts Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation including:
investment advisory and administration fees taxes interest brokerage fees and commissions if any fees of Trustees of the Trust who are not officers directors or employees of the Adviser any subadviser or any of their affiliates fees of any pricing service employed to value shares of the Trust Securities and Exchange Commission fees and state blue sky qualification fees charges of custodians and transfer and dividend disbursing agents the Trusts proportionate share of insurance premiums outside auditing and legal expenses costs of maintenance of the Trusts existence costs attributable to investor services including without limitation telephone and personnel expenses costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders costs of shareholders reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies and the Trust has no objection to the Adviser so acting provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition the Trust understands that the persons employed by the Adviser to assist in the performance of the Advisers duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial twoyear period commencing on the date first written above and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a majority (as defined in the 1940 Act) of the Trusts outstanding voting securities provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not interested persons (as defined in said Act) of any party to this Agreement by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty on 60 days written notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Trusts shares or upon 90 days written notice by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust dated March 15 1995 together with all amendments thereto is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually and the obligations of the Trust hereunder shall not be binding upon any of the Trustees shareholders nominees officers agents or employees of the Trust individually but bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust acting as such and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that directors officers and employees of the Adviser may from time to time serve as directors trustees officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name CS or Credit Suisse (or any combination thereof or as part of their names and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trusts shares the Trust agrees that at the Advisers request the Trusts license to use the words
CS or Credit Suisse or any combination thereof) will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words CS or Credit Suisse (or any combination thereof).

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated whereupon it shall become a binding agreement between us.

Very truly yours

CREDIT SUISSE TRUST
ON BEHALF OF THE
SMALL CAP CORE I PORTFOLIO


By: /s/J. Kevin Gao
Name: J. Kevin Gao
Title: Vice President and Secretary


Accepted:

CREDIT SUISSE ASSET MANAGEMENT LLC

By:      /s/Steven B. Plump
Name: Steven Plump
Title: Managing Director


Exhibit 77Q1 E
AMENDED AND RESTATED
INVESTMENT ADVISORY
AGREEMENT
July 6 1999 as amended and restated May 3 2004
and December 1 2006

Credit Suisse Asset Management LLC
466 Lexington Avenue
New York New York 100173147

Dear Sirs:

Credit Suisse Trust on behalf of the MidCap Core
Portfolio (formerly MidCap Growth Portfolio) (the Trust)
a business trust organized under the laws of the Commonwealth of Massachusetts herewith confirms its agreement with Credit Suisse Asset Management LLC (the Adviser) as follows:
1.	Investment Description; Appointment
The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust as may be amended from time to time and in the Trusts Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the Prospectus and SAI respectively) and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trusts Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust.
The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust the Adviser will (a) act in strict conformity with the Trusts Agreement and Declaration of Trust the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 as the same may from time to time be amended (b) manage the Trusts assets in accordance with the Trusts investment objective and policies as stated in the Trusts Prospectus and SAI
(c) make investment decisions for the Trust (d) place purchase and sale orders for securities on behalf of the Trust (e) exercise voting rights in respect of portfolio securities and other investments for the Trust and (f) monitor and evaluate the services provided by the Trusts investment subadviser(s) if any under the terms of the applicable investment subadvisory agreement(s). In providing those services the Adviser will provide investment research and supervision of the Trusts investments and conduct a continual program of investment evaluation and if appropriate sale and reinvestment of the Trusts assets. In addition the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

Subject to the approval of the Board of Trustees of the Trust and where required the Trusts shareholders the Adviser may engage an investment subadviser or subadvisers to provide advisory services in respect of the Trust and may delegate to such investment subadviser(s) the responsibilities described in subparagraphs (b) (c)
(d) and (e) above. In the event that an investment subadvisers engagement has been terminated the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment subadviser(s) under the applicable investment subadvisory agreements or arranging for a successor investment subadviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trusts
Board of Trustees and subject to the requirements of the 1940 Act.

3. Brokerage

In executing transactions for the Trust selecting brokers or dealers and negotiating any brokerage commission rates the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction the Adviser will consider all factors it deems relevant including but not limited to breadth of the market in the security the price of the security the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4. Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust and will on its own initiative furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 3 and 4 above. The
Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisers reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement the Trust will pay the Adviser an annual fee calculated at an annual rate of 0.70% of the Portfolios average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period.
Upon any termination of this Agreement before the end of a year the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser the value of the Trusts net assets shall be computed at the times and in the manner specified in the Trusts
Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement.
The Trust will bear its proportionate share of certain other expenses to be incurred in its operation including: investment advisory and administration fees;
taxes interest brokerage fees and commissions if any;
fees of Trustees of the Trust who are not officers directors or employees of the Adviser any subadviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trusts proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trusts existence;
costs attributable to investor services including without limitation telephone and personnel expenses;
costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders;
costs of shareholders reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Trust understands that the Adviser now acts will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies and the Trust has no objection to the Adviser so acting provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition the Trust understands that the persons employed by the Adviser to assist in the performance of the Advisers duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.	Term of Agreement

This Agreement shall continue for an initial twoyear period commencing on the date first written above and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a majority (as defined in the 1940 Act) of the Trusts outstanding voting securities provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not interested persons
(as defined in said Act) of any party to this Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.
This Agreement is terminable without penalty on 60 days written notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Trusts shares or upon 90 days written notice by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.	Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust dated March 15 1995 together with all amendments thereto is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.	Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually and the obligations of the Trust hereunder shall not be binding upon any of the Trustees shareholders nominees officers agents or employees of the Trust individually but bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust acting as such and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.	Miscellaneous

The Trust recognizes that directors officers and employees of the Adviser may from time to time serve as directors trustees officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name CS or Credit Suisse
(or any combination thereof or as part of their names and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trusts shares the Trust agrees that at the Advisers request the Trusts license to use the words CS or Credit Suisse or any combination thereof) will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words CS or Credit Suisse
(or any combination thereof).

Please confirm that the foregoing is in
accordance with your understanding by
indicating your acceptance hereof at the place below indicated whereupon it shall become a binding agreement between us.

Very truly yours

CREDIT SUISSE TRUST
ON BEHALF OF THE
MIDCAP CORE PORTFOLIO


By: /s/J. Kevin Gao
Name: J. Kevin Gao
Title: Vice President and Secretary


Accepted:

CREDIT SUISSE ASSET MANAGEMENT LLC


By:      /s/Steven B. Plump
Name: Steven Plump
Title: Managing Director


Item 77H Change in Control of Registrant

Ceasing control of Credit Suisse Global Small Cap Trust Portfolio

As of December 31 2005 Fidelity Investments Life Insurance Company (Shareholder) owned 2531161.522 shares of the Fund which represented 25.33% of the Fund. As of December 31
2006 Shareholder owned 1709840.665 shares of the Fund which represents only 21% of the Fund. Accordingly Shareholder may be presumed to have ceased to be a controlling person of the Fund. The Fund does not believe this entity is the beneficial owner of the shares held of record by this entity.

Obtaining Control of Credit Suisse Commodity Return Strategy
Trust Portfolio

The Credit Suisse Commodity Return Strategy Trust Portfolio
launched on February 28 2006.   As of December 31 2006 IDS
Life Insurance Company (Shareholder) owned 13216962.087 shares of the Fund which represents 93.95% of the outstanding shares of the Fund. Accordingly Shareholder may be presumed to be a controlling person of the Fund. The Fund does not believe this entity is the beneficial owner of the shares held of record by this entity.